SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: October 11, 2004
                        (Date of earliest event reported)

                           XECHEM INTERNATIONAL, INC.

             (Exact name of registrant as specified in the charter)

           Delaware                       0-23788               32-3284403
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                      Identification No.)

                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279
                    (Address of Principal Executive Offices)

                                 (732) 247-3300
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      Effective October 8, 2004, Leonard A. Mudry resigned as a director of the Xechem International Inc. (the "Company") for personal reasons and not the result of any disagreements with the Company over any matters relating to the Company's operations, policies, or practices.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2004

                                        XECHEM INTERNATIONAL, INC.


                                        By: /s/ Ramesh C. Pandey, Ph.D.
                                            ------------------------------------
                                        Its: Chief Executive Officer